WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint Richard C. Noyes, Janice M. Teague, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 30th day of September, 2016.

/s/ Mary K Anstine
Mary K Anstine
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint Richard C. Noyes, Janice M. Teague, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 30th day of September, 2016.

/s/ John A. DeTore
John A. DeTore
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint Richard C. Noyes, Janice M. Teague, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 30th day of September, 2016.

/s/ Rick A. Pederson
Rick A. Pederson
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint Richard C. Noyes, Janice M. Teague, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 30th day of September, 2016.

/s/ James A. Smith
James A. Smith
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint Richard C. Noyes, Janice M. Teague, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 30th day of September, 2016.

/s/ Douglas M. Sparks
Douglas M. Sparks
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint Richard C. Noyes, Janice M. Teague, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 30th day of September, 2016.

/s/ Janice M. Teague
Janice M. Teague
Trustee